                               POWER OF ATTORNEY

We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby revoke all powers of attorney authorizing any person to act as attorney-in-fact relative to Lincoln National Variable Annuity Account H (American Legacy II), which were previously executed by us and do hereby severally constitute and appoint Kelly D. Clevenger, Jeffrey K. Dellinger, and Steven M. Kluever, our true and lawful attorneys-in-fact, with full power in each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registration Statement No. 33-27783 filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be singed by any of our attorneys-in-fact to any such amendment to that Registration Statement. The power of attorney was signed by us on February 3, 1999.



Signature                            Title
---------                            -----

_____________________________
Gabriel L. Shaheen                   President, Chief Executive Officer and
                                     (Principal Executive Officer) Director

_____________________________
Lawrence T. Rowland                  Executive Vice President and Director




_____________________________
Keith J. Ryan                        Senior Vice President, Assistant Treasurer
                                     and Chief Financial Officer
                                     (Principal Financial Officer and Principal
                                     Accounting Officer)


_____________________________
H. Thomas McMeekin                   Director


/s/ Richard C. Vaughan
-----------------------------
Richard C. Vaughan                   Director



_____________________________
Jon A. Boscia                        Director



STATE OF INDIANA)
                 )SS:
COUNTY OF ALLEN)

                                     Subscribed and sworn to before me this
                                     3rd day of February, 1999.

                                     /s/ Janet L. Lindenberg
                                     --------------------------------------
                                     Notary public

                                     Commission Expires:   7-10-2001
                                                          ----------